MERRILL LYNCH DRAGON FUND, INC.

                   Supplement dated December 17, 2001 to the
                        Prospectus dated April 6, 2001


     This Supplement to the Prospectus supercedes the Supplement dated October 16, 2001.

     The section captioned "About the Portfolio Managers" under the heading "How the Fund Invests" appearing on page 8 is amended by deleting such information and adding the following section captioned "About the Portfolio Management":

          The Fund is managed pursuant to the sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited (MLAM UK) by members of the Pacific Basin Team, a team of investment professionals who participate in the team's research process and stock selection. The senior investment professionals in this group include Nicholas Moakes and Jeffrey Sacks. A member of the Team, Jeffrey Sacks, is primarily responsible for the day-to-day management of the Fund. Mr. Sacks has been a Portfolio Manager of MLAM UK since December 2001. Mr. Sacks has been Vice President of Merrill Lynch Investment Managers Limited, an affiliate of MLAM UK, and a member of the Pacific Basin Team since 2000.

Code # 16261-04-01ALL